                                                                 EXHIBIT 10.31.1
                                    ADDENDUM

This addendum (the "Addendum") modifies the Level 3 Terms and Conditions for Delivery of Service, Version 2.0 ("Terms & Conditions") between Level 3 and Universal Access, ______ ("Customer"). Capitalized terms used but not defined herein shall have the meanings set forth in the Terms & Conditions, and the terms and conditions contained in this Addendum modify the Terms and Conditions in the following limited respects:

        MODIFICATIONS TO TERMS AND CONDITIONS FOR DELIVERY OF SERVICE

        1. In the "Definitions" section of the Terms and Conditions the following definition is added:

        SERVICE LEVEL AGREEMENT: An agreement by Level 3 with respect to its Services, backed by a credit if the Agreement is not met, and which is contained within the Terms and Conditions applicable to a specific Level 3 Service.

        2. Section 2.1 of the Terms and Conditions is modified by adding the following to the end of that section:

        Customer may direct Level 3 to deliver bills to it in any of the following formats: (i) paper format (which shall be the format for the billing in the event Customer does not direct Level 3 otherwise), (ii) a paper format bill summary with a magnetic tape to provide the detailed information of the bill, (iii) magnetic tape only, (iv) computer disk or
        (v) electronic transmission.

        3. Section 3.1 of the Terms and Conditions is deleted in its entirety and replaced with the following provision:

        3.1 DISCONTINUANCE OF CUSTOMER ORDER BY LEVEL 3. Level 3 may terminate any Customer Order and discontinue Service without liability:
        A. If Customer fails to pay a past due balance for Services within thirty (30) days of written notice thereof provided by Level 3;
        B. If Customer violates any law, rule, regulation or policy of any government authority having jurisdiction over the Services; if Customer makes a material misrepresentation in any submission of information in a Customer Order or other submission of information to Level 3; if Customer engages in any fraudulent use of the Services; or if a court or other government authority having jurisdiction over the Services prohibits Level 3 from furnishing the Services;
        C. If Customer fails to cure its breach of any provision of these Terms and Conditions or any Customer Order within thirty (30) days written notice thereof provided by Level 3;
        D. If Customer files bankruptcy, for reorganization, or fails to discharge an involuntary petition therefore within sixty (60) days;
        E. If Customer's use of the Services materially exceeds Customer's credit limit, unless within fourteen (14) days written notice thereof by Level 3, Customer provides adequate security for payment for the Services.

Any discontinuance of Service by Level 3 pursuant to this Section shall not affect Customer's Revenue Commitment.

        4. Section 3.3 of the Terms and Conditions is modified by inserting the word "reasonable" immediately before the words "conditions as Level 3."

        5. Section 4.2 of the Terms and Conditions is amended by adding the word "reasonable" between the phrase "Customer shall be responsible for the payment of" and the phrase "service charges in the event that maintenance or inspection..."; and further by replacing the phrase "or related to" in the last sentence of that section with the phrase "directly by."

        6. Section 5.1(F) of the Terms and Conditions is deleted and replaced with the following provision:

        Keeping Level 3's equipment and facilities located on the Premises free and clear of any liens or encumbrances imposed as a result of any action or inaction by Customer.

        7. A new Section 5.4 is added to the Terms and Conditions reading as follows:

        In the event that, during the term of this Agreement, Level 3's standard prices for Services are (taken as a whole and for customers making a dollar volume commitment which, on a monthly basis, is equal to or lesser than the Revenue Commitment made by Customer herein) less than the prices for Services as set forth in Exhibit A, then the Monthly Recurring charges for Services delivered to Customer hereunder shall, for all Customer Orders submitted after such date, be reduced so that such Monthly Recurring Charges are no greater than the standard discounted prices offered for such other customers.

        8. Section 7.3(E) of the Terms and Conditions is deleted and replaced with the following provision:

        is required to be disclosed by law, provided that the disclosing party is given notice of such legally required disclosure and an opportunity to protect the confidentiality of the information.

        9. Sections 8.1, 8.2 and 8.3 of the Terms and Conditions are deleted and replaced with the following provisions:

        8.1 FORCE MAJEURE. Except with respect to force majeure events affecting Customer's ability to meet its payment obligations to Level 3, neither party shall be liable, nor shall any credit allowance or other remedy be extended, for any failure of performance or equipment due to causes beyond such party's reasonable control, including but not limited to: acts of God, fire, flood or other catastrophes; any law, order, regulation, direction, action, or request of any governmental entity or agency, or any civil or military authority; national emergencies, insurrections, riots, wars; unavailability of rights-of-way or materials; or strikes, lock-outs, work stoppages, or other labor difficulties. In the event Level 3, for reasons set forth in this paragraph 8.1, is unable to deliver Service pursuant to any Customer Order for 45 consecutive days, then Customer may terminate the affected Customer Order without paying any termination charges.

        8.2 ASSIGNMENT OR TRANSFER. Except with respect to a merger or sale of substantially all of Customer's assets, Customer may not transfer, sublease or assign the use of Service without the express prior written consent of Level 3, and then only when such transfer or assignment can be accomplished without interruption of the use or location of Service. Level 3 will not unreasonably withhold its consent. These Terms and Conditions shall apply to any transferees or assignees. Customer shall remain liable for the payment of all charges due under each Customer Order.

        8.3 NOTICES. Notices hereunder shall be deemed properly given when delivered, if delivered in person, or when sent via facsimile, overnight courier, electronic mail or five (5) days after deposited with the U.S. Postal Service, (a) with respect to Customer, the address listed on any Customer Order, or (b) with respect to Level 3, to: Contracts Administration, Level 3 Communications, LLC, 1450 Infinite Drive, Louisville, CO 80027. Customer shall notify Level 3 of any changes to its addresses listed on any Customer Order.

        10. The second sentence of Section 8.8 of the Terms and Conditions is deleted and replaced with the following provision:

        These Terms and Conditions may be amended by written agreement signed by Customer and Level 3 at any time, and Customer agrees to be bound by the amended Terms and Conditions from and after the effective date of such amendment.

        CHANGES TO TERMS AND CONDITIONS, PRIVATE LINE SERVICE

        1. A new Section 4 to the Terms and Conditions, Private Line Service is added reading as follows:

        4. In the event Customer has multiple circuits between the same two city pairs and desires to place a Customer Order with Level 3 for a larger circuit and mitigate all existing capacity to that larger circuit, Customer shall be permitted by Level 3 to do so without paying any termination liability with respect to the termination of Customer Orders respecting the circuits migrated to the larger circuit, provided, however, that Customer pays any and all non-recurring charges with respect to the placement of the Customer Order for the larger circuit ordered.

        2. Level 3's current pricing for Private Line Service is as set forth below and is conditioned upon the term of this Addendum and the Revenue Commitment set forth herein:

                            UNIVERSAL ACCESS, INC.
                    DOMESTIC INTERCITY PRIVATE LINE RATES

-----------------------------------------------------------------------
        DS-1            MIN CIRCUIT CHARGE        RATE (PER DS0 MILE)
-----------------------------------------------------------------------
       ON NET                 [***]                     [***]
-----------------------------------------------------------------------
        DS-3            MIN CIRCUIT CHARGE        RATE (PER DS0 MILE)
-----------------------------------------------------------------------
       ON NET                 [***]                     [***]
-----------------------------------------------------------------------
        OC-3            MIN CIRCUIT CHARGE        RATE (PER DS0 MILE)
-----------------------------------------------------------------------
       ON NET                 [***]                     [***]
-----------------------------------------------------------------------
       OC-12            MIN CIRCUIT CHARGE        RATE (PER DS0 MILE)
-----------------------------------------------------------------------
       ON NET                 [***]                     [***]
-----------------------------------------------------------------------


        Level 3 further states that its non-recurring charge for termination, rearrangement or reconfiguration of Private Line Services shall not exceed [***].

        CHANGES TO TERMS AND CONDITIONS, TELEPHONY COLOCATION

        1. Section 7 of the Terms and Conditions, Telephony Colocation is deleted and replaced with the following provision:

        7. Customer shall abide by any posted or otherwise communicated rules relating to use of, access to, or security measures respecting the Space. Customers use of the Space will be immediately terminated in the event Customer or any of its agents or employees is found in Level 3's gateway with any firearms, drugs, alcohol or is found engaging in any criminal activity, eavesdropping, foreign intelligence, card selling or slamming. Persons found engaging in any such activity or in possession of the aforementioned prohibited items will be immediately escorted from the gateway. In the event that unauthorized parties gain access to the Space through access cards, keys or other access devices provided to Customer, Customer shall be responsible for any damages incurred as a result thereof. Customer shall be responsible for the cost of replacing any security devices lost or stolen after delivery thereof to Customer. In addition, Level 3 shall have the right to terminate Customer's use of the Space or the Services in the event that: (a) Level 3's rights to use the facility within which the Space is located terminates or expires for any reason; (b) Customer has violated the terms hereof or of any Customer Order submitted hereunder; (c) Customer makes any material alterations to the Space without first obtaining the written consent of Level 3; (d) Customer allows personnel or contractors to enter the Space who have not been approved by Level 3 in advance; or (e) Customer violates any posted or otherwise communicated rules relating to use of or access to the Space. With respect to items (b), (c), (d) and (e) immediately above, unless the same interferes or has the potential to interfere with other Level 3 Colocation customers, Level 3 shall provide Customer a written notice of the foregoing and a 10-day opportunity to cure the same before terminating Customer's rights to the Space.


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        2. Section 8 of the Terms and Conditions, Telephony Colocation is modified by adding the word "reasonable" between the phrase "termination charge equal to the " and the phrase "cost incurred by Level 3 in returning the Space"; and the phrase "as a colocation facility" is added between the phrase "to a condition suitable for use by the other party" and the phrase ", plus the percentage of the monthly recurring fees. . .".

        CHANGES TO TERMS AND CONDITIONS, IP COLOCATION

        1. Section 5 of the Terms and Conditions, IP Colocation is modified by adding the word "reasonable" between the phrase "termination charge equal to the " and the phrase "cost incurred by Level 3 in returning the Space"; and the phrase "as a colocation facility" is added between the phrase "to a condition suitable for use by the other parties" and the phrase ", plus the percentage of the monthly recurring fees. . .".

        2. Section 7 of the Terms and Conditions, IP Colocation is deleted and replaced with the following provision:

        7. Customer shall abide by any posted or otherwise communicated rules relating to use of, access to, or security measures respecting the Space. Customers use of the Space will be immediately terminated in the event Customer or any of its agents or employees is found in Level 3's gateway with any firearms, drugs, alcohol or is found engaging in any criminal activity, eavesdropping, foreign intelligence, card selling or slamming. Persons found engaging in any such activity or in possession of the aforementioned prohibited items will be immediately escorted from the gateway. In the event that unauthorized parties gain access to the Space through access cards, keys or other access devices provided to Customer, Customer shall be responsible for any damages incurred as a result thereof. Customer shall be responsible for the cost of replacing any security devices lost or stolen after delivery thereof to Customer. In addition, Level 3 shall have the right to terminate Customer's use of the Space or the Services in the event that: (a) Level 3's rights to use the facility within which the Space is located terminates or expires for any reason; (b) Customer has violated the terms hereof or of any Customer Order submitted hereunder; (c) Customer makes any material alterations to the Space without first obtaining the written consent of Level 3; (d) Customer allows personnel or contractors to enter the Space who have not been approved by Level 3 in advance; or (e) Customer violates any posted or otherwise communicated rules relating to use of or access to the Space. With respect to items (b), (c), (d) and (e) immediately above, unless the same interferes or has the potential to interfere with other Level 3 Colocation customers, Level 3 shall provide Customer a written notice of the foregoing and a 10-day opportunity to cure the same before terminating Customer's rights to the Space.

                         ADDITIONAL TERMS AND CONDITIONS

        1. Customer and Level 3 agree that the term of this Addendum shall be seven (7) years. Customer may place Customer Orders for Level 3 Services for that term pursuant to the Level 3's Terms and Conditions as amended by this Addendum.


        2. Subject to the Ramp Period discussed below, for the remaining term of this Addendum, Customer makes a Revenue Commitment to Level 3 of $250,000 per month. The Monthly Revenue Commitment may be satisfied by Customer using any combination of Level 3 Services, including the pro-rated portion of any charges associated with Customer's purchase of IRU capacity from Level 3. Such pro-rated portion of IRU charges shall be calculated on a monthly basis by taking the total cost of the IRU and dividing it by the total number of months for which the Customer purchases such IRU capacity from Level 3, and shall exclude any O&M charges. Customer shall have a Ramp Period of six (6) months from the date Level 3 installs and tests the first circuit ordered under this Agreement.

        The Revenue Commitment made by Customer is a "take or pay" commitment. In the event that by the end of the Ramp Period Customer has not submitted Customer Orders for the agreed commitment of Level 3 Services and does not thereafter utilize (on a continuing basis) the monthly commitment of Level 3 Services, Customer will be billed for and obligated to pay the amount of the Revenue Commitment until such time as the commitment is (on a continuing basis) being satisfied, after which Customer will be billed based upon its actual usage of Service.

        3. The Service Level Agreements contained within the Terms and Conditions are deleted and are replaced with the Service Level Agreements attached to this Addendum as Exhibit "A." The Service Level Agreements attached hereto shall apply only with respect to Customer Orders relating to the Services to which the applicable Service Level Agreement relates.



CUSTOMER ACCEPTANCE                     LEVEL 3 ACCEPTANCE
/s/ ROBERT POMMER                       /s/ KATHY PERONE
------------------------------------    ---------------------------------------
Authorized Customer Signature           Authorized Level 3 Signature

11/15/99                                11/17/99
------------------------------------    ---------------------------------------
Date                                    Date

Robert J. Pommer                        Kathy Perone
------------------------------------    ---------------------------------------
Typed or Printed Name                   Typed or Printed Name

Chief Operating Officer                 SVP Sales
------------------------------------    ---------------------------------------
Title                                   Title

                                    EXHIBIT A


COLOCATION SERVICE LEVEL AGREEMENT

Level 3 Colocation Services are backed by the following Service Level Agreement
(SLA). If the Level 3 obligation is missed, the credit set forth below will be issued to the customer if requested, once verified by Level 3. The total number of credits per month is limited to the Monthly Recurring Charge (MRC) for the affected service. To receive credit if these obligations have not been met, the customer must contact Level 3 Customer Service within fifteen (15) days of the end of the month for which credit is requested.

Level 3 provides a toll-free number connecting the customer to Level 3 Customer Service for all issues -- including technical, billing, and product inquiries:
1-877-4LEVEL3 (1-877-453-8353).

(page 1 of 4)

ORDER ACCEPTANCE DEFINITION
An order is accepted by Level 3 (for the purposes of this Installation Guarantee only) as soon as the Order Entry Specialist receives the order in Customer Implementation Management (CIM).

                             OBLIGATIONS AND CREDITS

 --------------------------------------------------------------------------------------------------
                               LEVEL 3 OBLIGATION                                       CREDIT
 --------------------------------------------------------------------------------------------------
                                                                                   [***]
 POWER GUARANTEE
 Level 3 guarantees that AC and/or DC power will be available to the customer's
 Colocation space 100% of the time.

 Should Level 3 fail to meet the Power Guarantee, Level 3, upon the customer's request, will credit the customer's monthly invoice [***] for each instance that power is not available to the customer's space, up to a maximum of [***] .

 --------------------------------------------------------------------------------------------------
                                                                                    [***]
 HOURS OF OPERATION GUARANTEE
 Level 3 will guarantee that the Gateway will be open and available to the customer twenty-four hours a day and seven days a week for unescorted access to the Colocation and customer work areas.

 Should Level 3 fail to meet the Hours of Operation Guarantee for any one instance, Level 3, upon the customer's request, will credit the customer's monthly invoice [***] for each instance within a 24-hour period, up to a maximum of seven [***] per month.

 --------------------------------------------------------------------------------------------------



*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

 --------------------------------------------------------------------------------------------------
                                                                                  [***]

 REMOTE HANDS RESPONSE TIME GUARANTEE*
 Level 3 will guarantee to respond to Remote Hands requests within these parameters:

 - At the following Gateways, Level 3 will guarantee to have a technician available within 15 minutes, on a 24 x 7 basis: Sunnyvale, San Francisco, Los Angeles, Denver, Chicago, Dallas, New York City, and Washington D.C.

 - At all other Gateways, Level 3 will guarantee to have a technician available within 15 minutes during normal business hours (7 a.m. to 7 p.m.), Monday through Friday. Level 3 will guarantee to have a technician available within 2 hours on weekends and holidays or after normal business hours in these Gateways.

 *NOTE: BASIC REMOTE HANDS SERVICE IS OFFERED ON A 24 X 7 BASIS AND IS AVAILABLE
 TO PROVIDE SUPPORT FOR SUPERVISED FIRST-LINE MAINTENANCE SITUATIONS. SUPERVISED
 FIRST-LINE MAINTENANCE SITUATIONS INCLUDE FIXES SUCH AS RESTARTS, CARD SWAPS
 (WHERE CARDS ARE VISIBLE AND ACCESSIBLE -- LEVEL 3 WILL NOT OPEN THE OUTER CASE
 OF THE EQUIPMENT), RE-BOOTS OF SOFTWARE (NO RELOADS OF HARDWARE OR SOFTWARE),
 AND SIMPLE TESTING.

 Should Level 3 fail to meet the Remote Hands Response Time Guarantee for any one instance, Level 3, upon the customer's request, will credit the customer's monthly invoice [***] for each instance, up to a maximum of [***].

 --------------------------------------------------------------------------------------------------
                                                                                 [***]
 HVAC GUARANTEE
 Level 3 will guarantee to maintain -- over a 24-hour period at 100% load --
 an average temperature of 72 degrees Fahrenheit within the Colocation area.
 However, temperatures may temporarily fluctuate in the range of 68-78 degrees
 Fahrenheit, and Level 3 does not guarantee temperatures inside cabinets or within private suites.

 Should Level 3 fail to meet the HVAC guarantee, Level 3, upon the customer's request, will credit the customer's monthly invoice [***] for each instance that the colocation temperature is outside the temperature range outlined above, up to a maximum of [***].

 --------------------------------------------------------------------------------------------------



*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

 --------------------------------------------------------------------------------------------------
                                                                                 [***]


 RELATIVE HUMIDITY GUARANTEE
 Level 3 will guarantee to maintain -- over a 24-hour period at 100% load -- an average relative humidity of 50% within the Colocation area. However, operating percentages may temporarily fluctuate in the range of 47.5-52.5 percent, and Level 3 does not guarantee humidity percentages within specific cabinets or private suites.

 Should Level 3 fail to meet the Relative Humidity Guarantee, Level 3, upon the customer's request, will credit the customer's monthly invoice [***] for each instance that the colocation temperature is outside the temperature range outlined above, up to a maximum of [***].

 --------------------------------------------------------------------------------------------------
                                                                                 [***]
 SECURITY GUARANTEE
 Level 3 will guarantee that all card readers and palm scanners will be in operation 100% of the time. Level 3 also guarantees that doors will not be propped open without a Level 3 employee monitoring the door. In addition,
 Level 3 guarantees that in the event of a security breach, Level 3 will make available, at the customer's request, video surveillance tapes to be reviewed with the supervision of a Level 3 employee. Level 3 will also guarantee that access logs will be provided within 30 minutes of the customer's request.
 Access logs will either be e-mailed within 30 minutes or made available by hard copy at the Gateway within 30 minutes.

 Should Level 3 fail to meet the Security Guarantee, Level 3, upon the customer's request, will credit the customer's monthly invoice [***] for each instance that the Security Guarantee is not met, up to a maximum of one
 [***].

 --------------------------------------------------------------------------------------------------
                                                                                 [***]
 CABINET INSTALL GUARANTEE                                                       is not completed
 Level 3 guarantees that up to 15 cabinets, in an individual Gateway, will       beyond the
 be delivered within 20 business days beginning with Level 3's acceptance of     installation
 a customer order. 16-50 cabinet orders, within an individual Gateway, will be   guarantee
 delivered within 40 business days beginning with Level 3's acceptance of a customer order. Delivery times on 51 cabinets or more will be determined on an individual case basis.

 PRIVATE SUITE INSTALL GUARANTEE
 Level 3 guarantees that up to a 5,000-square-foot private suite will be delivered within 40 business days beginning with the customers signed approval of the private suite drawings.

 Should Level 3 fail to meet the Cabinet or Private Suite Installation
 Guarantee, Level 3, upon the customer's request, will credit the customer's monthly invoice [***] for each day beyond the installation guarantee.
 The customer is entitled to a [***] prorated credit for each day beyond the service commitment.
 --------------------------------------------------------------------------------------------------


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

IP CROSSROADS SERVICE LEVEL AGREEMENT

Level 3 IP CrossRoads Services are backed by the following Service Level Agreement (SLA). If the Level 3 obligation is missed, the credit set forth below will be issued to the customer if requested, once verified by Level 3. The total number of credits per month is limited to the Monthly Recurring Charge (MRC) for the affected service. To receive credit if these obligations have not been met, the customer must contact Level 3 Customer Service within five (5) days of the end of the month for which credit is requested.

Level 3 provides a toll-free number connecting the customer to Level 3 Customer Service for all issues -- including technical, billing, and product inquiries:
1-877-4LEVEL3 (1-877-453-8353).

(page 1 of 4 pages)

ORDER ACCEPTANCE DEFINITION
An order is accepted by Level 3 (for the purposes of this Installation Guarantee only) as soon as the Order Entry Specialist receives the order in Customer Implementation Management (CIM).

                             OBLIGATIONS AND CREDITS

-------------------------------------------------------------------------------------------------
                             Level 3 Obligation                                    Credit
-------------------------------------------------------------------------------------------------
                                                                                    [***]



INSTALLATION GUARANTEE
Level 3 guarantees the following installation time frames in Level 3's standard service areas, beginning with Level 3's acceptance of a Customer Order. This guarantee does not cover incorrect data on the customer order, a change in the customer order, or a non-standard implementation. The maximum installation credit is [***].

 -   Ethernet port speeds of 10Mbps or 100Mbps terminating in Level 3
     Colocation: 10 business days or less for North America and Europe
 - 64-1.920Kbps (DS-1/E-1) port speeds: 45 business days or less for North America and Europe
 -   3-45Mbps (DS-3/E-3) port speeds: 60 business days or less for North
     America and Europe
 -   155Mbps (OC-3), 622Mbps (OC-12), and 1000Mbps (GigE): Individual Case
     Basis (ICB)
 - Customer Provided Access: 20 business days or less for North America for circuits less than or equal to DS-3, after the CPA is delivered


 -------------------------------------------------------------------------------------------------

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

 -------------------------------------------------------------------------------------------------
                                                                                [***]

 100% SERVICE AVAILABILITY GUARANTEE*
 Service Unavailability refers to any outage reported by the customer within 48 hours of the outage and confirmed by Level 3 Customer Service. Service
 Unavailability covers any outage associated with the customer's access port to the Level 3 Internet network, extending across the Level 3 Internet network, and across the local access circuit if provisioned on the Level 3 metropolitan network. Service Unavailability does not include outages associated with scheduled maintenance events, customer-caused outages or disruptions, the performance of Internet networks controlled by other companies, or traffic exchange points which are controlled by other companies.

 We guarantee that for any outage lasting between 15 minutes and 24 hours within the same 24-hour period, customers will receive a [***].



*NOTE: IF THE CUSTOMER HAS SIGNED A CONTRACT GOVERNED BY GERMAN LAW, AND/OR DIA
SERVICE IS PROVISIONED IN GERMANY, THE FOLLOWING AVAILABILITY GUARANTEES SHALL
INSTEAD APPLY:

 LOCAL LOOP GUARANTEE: 97.5% ANNUAL AVAILABILITY
 The unavailability time is calculated as the total number of outages a customer experiences during a calendar month. The maximum unavailability time may vary depending on the total number of days in the month. Example: in a 365-day year, the unavailability maximum would be 219 hours. If Level 3 exceeds the maximum unavailability time of 219 hours over the first 12 months of the customer's contract, then Level 3 would be liable to pay the customer service credits for the unavailability time exceeding 219 hours.

 INTERNET NETWORK GUARANTEE: 99.9% MONTHLY AVAILABILITY
 The unavailability time is calculated as the total number of outages a customer experiences during a calendar month. The maximum unavailability time may vary depending on the total number of days in the month. Example: in a typical
 30-day month, the unavailability maximum would be 44 minutes. If Level 3 exceeds the maximum unavailability time of 44 minutes, then we would be liable to pay the customer a service credit equal to time of total service unavailability exceeding 44 minutes.

 -------------------------------------------------------------------------------------------------

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

 -------------------------------------------------------------------------------------------------
                                                                                [***]

 DELAY GUARANTEE
 Delay refers to the one-way average delay, over a calendar month, of traffic between all major Gateways on the Level 3 U.S. and European Internet network.
 Delay does not apply to the customer's local access circuit, transit or peering connections, circuits to the traffic exchange points, maintenance events, or to customer-caused outages or disruptions. Customers may obtain delay measurements directly from the Level 3 Web site at www.Level3.com.

 -   North American Network Delay Guarantee: 40 ms average one-way
 -   European Network Delay Guarantee: 30 ms average one-way
 -   London to New York Guarantee: 40 ms average one-way


 -------------------------------------------------------------------------------------------------

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

DIA & RAPID ACCESS SERVICE LEVEL AGREEMENT

Level 3 Dedicated Internet Access (DIA) and Rapid Access Services are backed by the following Service Level Agreement (SLA). If the Level 3 obligation is missed, the credit set forth below will be issued to the customer if requested, once verified by Level 3. The total number of credits per month is limited to the Monthly Recurring Charge (MRC) for the affected service. To receive credit if these obligations have not been met, the customer must contact Level 3 Customer Service within five (5) days of the end of the month for which credit is requested.

Level 3 provides a toll-free number connecting the customer to Level 3 Customer Service for all issues -- including technical, billing, and product inquiries:
1-877-4LEVEL3 (1-877-453-8353).

(page 1 of 4 pages)

ORDER ACCEPTANCE DEFINITION
An order is accepted by Level 3 (for the purposes of this Installation Guarantee only) as soon as the Order Entry Specialist receives the order in Customer Implementation Management (CIM).

                             OBLIGATIONS AND CREDITS

 -------------------------------------------------------------------------------------------------
                             Level 3 Obligation                                    Credit
 -------------------------------------------------------------------------------------------------
                                                                                [***]

 INSTALLATION GUARANTEE
 Level 3 guarantees the following installation time frames in Level 3's standard service areas, beginning with Level 3's acceptance of a Customer
 Order. This guarantee does not cover incorrect data on the customer order, a change in the customer order, or a non-standard implementation.
 The maximum installation credit is [***].

 -   Ethernet port speeds of 10Mbps or 100Mbps terminating in Level 3
     Colocation: 10 business days or less for North America and Europe
 - 64-1.920Kbps (DS-1/E-1) port speeds: 45 business days or less for North America and Europe
 -   3-45Mbps (DS-3/E-3) port speeds: 60 business days or less for North
     America and Europe
 -   155Mbps (OC-3), 622Mbps (OC-12), and 1000Mbps (GigE): Individual Case
     Basis (ICB)
 - Customer Provided Access: 20 business days or less for North America for circuits less than or equal to DS-3, after the CPA is delivered

 -------------------------------------------------------------------------------------------------

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

 -------------------------------------------------------------------------------------------------
                                                                                [***]

 100% SERVICE AVAILABILITY GUARANTEE*
 Service Unavailability refers to any outage reported by the customer within 48 hours of the outage and confirmed by Level 3 Customer Service. Service
 Unavailability covers any outage associated with the customer's access port to the Level 3 Internet network, extending across the Level 3 Internet network, and across the local access circuit if provisioned on the Level 3 metropolitan network. Service Unavailability does not include outages associated with scheduled maintenance events, customer-caused outages or disruptions, the performance of Internet networks controlled by other companies, or traffic exchange points which are controlled by other companies.

 We guarantee that for any outage lasting between 15 minutes and 24 hours within the same 24-hour period, customers will receive a [***].



*NOTE: IF THE CUSTOMER HAS SIGNED A CONTRACT GOVERNED BY GERMAN LAW, AND/OR DIA
SERVICE IS PROVISIONED IN GERMANY, THE FOLLOWING AVAILABILITY GUARANTEES SHALL
INSTEAD APPLY:

 LOCAL LOOP GUARANTEE: 97.5% ANNUAL AVAILABILITY
 The unavailability time is calculated as the total number of outages a customer experiences during a calendar month. The maximum unavailability time may vary depending on the total number of days in the month. Example: in a 365-day year, the unavailability maximum would be 219 hours. If Level 3 exceeds the maximum unavailability time of 219 hours over the first 12 months of the customer's contract, then Level 3 would be liable to pay the customer service credits for the unavailability time exceeding 219 hours.

 INTERNET NETWORK GUARANTEE: 99.9% MONTHLY AVAILABILITY
 The unavailability time is calculated as the total number of outages a customer experiences during a calendar month. The maximum unavailability time may vary depending on the total number of days in the month. Example: in a typical
 30-day month, the unavailability maximum would be 44 minutes. If Level 3 exceeds the maximum unavailability time of 44 minutes, then we would be liable to pay the customer a service credit equal to time of total service unavailability exceeding 44 minutes.

-------------------------------------------------------------------------------------------------

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

 -------------------------------------------------------------------------------------------------
                                                                                 [***]

 DELAY GUARANTEE
 Delay refers to the one-way average delay, over a calendar month, of traffic between all major Gateways on the Level 3 U.S. and European Internet network.
 Delay does not apply to the customer's local access circuit, transit or peering connections, circuits to the traffic exchange points, maintenance events, or to customer-caused outages or disruptions. Customers may obtain delay measurements directly from the Level 3 Web site at www.Level3.com.

 -   North American Network Delay Guarantee: 40 ms average one-way
 -   European Network Delay Guarantee: 30 ms average one-way
 -   London to New York Guarantee: 40 ms average one-way

 -------------------------------------------------------------------------------------------------


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRIVATE LINE SERVICE LEVEL AGREEMENT

Level 3 Private Line Services (PLS) are backed by the following Service Level Agreement (SLA). If the Level 3 obligation is missed, the credit set forth below will be issued to the customer if requested, once verified by Level 3. The total number of credits per month is limited to the Monthly Recurring Charge (MRC) for the affected service. To receive credit if these obligations have not been met, the customer must contact Level 3 Customer Service within five (5) days of the end of the month for which credit is requested.

Level 3 provides a toll-free number connecting the customer to Level 3 Customer Service for all issues -- including technical, billing, and product inquiries:
1-877-4LEVEL3 (1-877-453-8353).

ORDER ACCEPTANCE DEFINITION
An order is accepted by Level 3 (for the purposes of this Installation Guarantee only) as soon as the Order Entry Specialist receives the order in Customer Implementation Management (CIM).

INDIVIDUAL CASE BASIS (ICB) DEFINITION
Individual Case Basis (ICB) is defined as a service where a standard service interval is not defined. For ICB categories, Level 3 will provide a Firm Order Commitment Date (FOC) for services as soon as possible. The FOC date is determined by a combination of Level 3 internal process as well as the dates supplied to Level 3 by Level 3 vendors (where applicable). These vendor-supplied FOC dates vary by vendor, region, and city.

CHANGES TO EXISTING ORDERS IN PROGRESS
The SLA implementation dates apply to intervals between original order date and original due date. If a customer requests a change to an order date during the implementation of a service, the following effects will occur:

                          CHANGES TO ORDERS IN PROGRESS

--------------------------------------------------------------------------------------------------
Change Order Placed                 Charge                         Effect on Delivery
--------------------------------------------------------------------------------------------------
1st Week of Order Process            [***]          SLA implementation clock will begin again once
                                                    change is accepted
--------------------------------------------------------------------------------------------------
2nd Week of Order Process            [***]          SLA implementation clock will begin again once
                                                    change is accepted
--------------------------------------------------------------------------------------------------
3rd Week of Order Process            [***]          SLA implementation clock will begin again once
                                                    change is accepted
--------------------------------------------------------------------------------------------------
4th Week of Order Process            [***]          SLA implementation clock will begin again once
                                                    change is accepted
--------------------------------------------------------------------------------------------------
< 3 Days Before Delivery             [***]          sla implementation clock will begin again once
                                                    change is accepted
--------------------------------------------------------------------------------------------------


Level 3 will accept [***] requested change of delivery date per circuit order. Level 3 will begin billing the service on the day that the service is made available to the customer.

(page 1 of 3)

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

INSTALLATION OBLIGATIONS
Level 3 guarantees installation of its PLS within the following times beginning with Level 3's acceptance of a customer order (see definition of order acceptance on page 1) following Level 3's approval of client credit:

NATIONAL AND INTERNATIONAL PLS (GATEWAY CITIES ONLY)

--------------------------------------------------------------------------------------------------
LEVEL 3 OBLIGATION                                                                  CREDIT
--------------------------------------------------------------------------------
Service                              Standard Service Delivery Intervals By
                                     Product (Business Days)*
                                     -------------------------------------------
                                     DS-1, E-1+     DS-3          STM-1/OC-3/
                                                                  OC-12
                                     -------------------------------------------
                                     NPLS   IPL     NPLS   IPL    NPLS    IPL
--------------------------------------------------------------------------------------------------
                                       20     20     20     20      20     20    [***]
ON-NET GATEWAY-TO-GATEWAY,
100% LEVEL 3 FIBER
--------------------------------------------------------------------------------
                                       40     40     60     60     ICB     ICB
NON-LEVEL 3 FIBER BETWEEN
GATEWAYS OR OFF-NET WITHIN SSA
(EITHER END)
--------------------------------------------------------------------------------
                                       40     ICB    ICB    ICB    ICB     ICB
OUTSIDE SSA (<50 MILES)
(EITHER END)
--------------------------------------------------------------------------------


U.S. METROPOLITAN PLS

-------------------------------------------------------------------------------------------------
LEVEL 3 OBLIGATION                                                                CREDIT
--------------------------------------------------------------------------------
Speed of      On-Net Building Service Interval* Off-Net Building Service Interval*
Service
-------------------------------------------------------------------------------------------------
E-1+          20 business days                  N/A                               [***]
--------------------------------------------------------------------------------
DS-1          20 business days                  40 business days
--------------------------------------------------------------------------------
DS-3          20 business days                  60 business days
--------------------------------------------------------------------------------
STM-1         20 business days                  Individual case basis
--------------------------------------------------------------------------------
OC-3          20 business days                  Individual case basis
--------------------------------------------------------------------------------
OC-12         20 business days                  Individual case basis
--------------------------------------------------------------------------------
OC-48         Individual case basis             Individual case basis
--------------------------------------------------------------------------------
OC-192        Individual case basis             Individual case basis
--------------------------------------------------------------------------------


    *Service interval dates exclude any additional riser infrastructure within a building required to reach the customer suite (where this infrastructure is not already in place).
    +E-1 Off-Net Metro Private Line is not a stand-alone service in the U.S. In the U.S., this service is sold only in conjunction with an International Private Line.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

AVAILABILITY OBLIGATIONS
Level 3 makes the following additional guarantees respecting it's PLS:

PRIVATE LINE SERVICES AVAILABILITY

-----------------------------------------------------------------------------------------------
LEVEL 3 OBLIGATION                                                            CREDIT+
-----------------------------------------------------------------------------------------------

99.99% SERVICE AVAILABILITY GUARANTEE*
Service Unavailability refers to a period during which there is a break in transmission, reported to and confirmed by Level 3 Customer Service. The start of the break is signaled by the first of ten consecutive severely erred seconds ("SESs"), as defined below, and the end is signaled by the first of ten consecutive non-SESs. An SES is a second with a bit error ratio of greater than or equal to 1 in 1000. Service Unavailability does not include SESs associated with maintenance events, customer-caused SESs or SESs caused by companies other than Level 3. Customers will receive credits, calculated monthly as an aggregate of all Service Unavailability events, in accordance with the chart below:


-----------------------------------------------------------------------------------------------
Service unavailable      [***]                                                [***]
-----------------------------------------------------------------------------------------------
Service unavailable      [***]                                                [***]
-----------------------------------------------------------------------------------------------
Service unavailable      [***]                                                [***]
-----------------------------------------------------------------------------------------------
Service unavailable      [***]                                                [***]
-----------------------------------------------------------------------------------------------
Service unavailable      [***]                                                [***]
-----------------------------------------------------------------------------------------------
+The total number of credits per month is limited to the Monthly Recurring
Charge (MRC) for the affected service.

Service Availability is calculated from the ingress of the Level 3 Network to the egress of the Level 3 network. Where a customer is served directly by the Level 3 Metro networks (lit by Level 3 fiber) this parameter is extended to the customer building. Where we are dependant upon a third party for local connectivity to the backbone, the availability of 99.99% is applicable from Level 3 Gateway to Level 3 Gateway. For circuits terminating in Germany, the local loop will hold, and the availability target of 97.5% is applicable.
Please see note on Germany below.

*NOTE: IF THE CUSTOMER HAS SIGNED A CONTRACT GOVERNED BY GERMAN LAW, AND/OR
PRIVATE LINE SERVICE IS PROVISIONED IN GERMANY, THE FOLLOWING AVAILABILITY
GUARANTEE SHALL INSTEAD APPLY:

LOCAL LOOP GUARANTEE: 97.5% ANNUAL AVAILABILITY
The unavailability time is calculated as the total number of outages a customer experiences during a calendar month. The maximum unavailability time may vary depending on the total number of days in the month. Example: in a 365-day year, the unavailability maximum would be 219 hours. If Level 3 exceeds the maximum unavailability time of 219 hours over the first 12 months of the customer's contract, then Level 3 would be liable to pay the customer service credits for the unavailability time exceeding 219 hours.


-----------------------------------------------------------------------------------------------



*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

MANAGED MODEM SERVICE LEVEL AGREEMENT

Level 3 U.S. Managed Modem Services are backed by the following Service Level Agreement (SLA). If the Level 3 obligation is missed, the credit set forth below will be issued to the customer if requested, once verified by Level 3. The total number of credits per month is limited to the Monthly Recurring Charge (MRC) for the affected service.

Level 3 provides a toll-free number connecting the customer to Level 3 Customer Service for all issues -- including technical, billing, and product inquiries:
1-877-4LEVEL3 (1-877-453-8353).

ORDER ACCEPTANCE DEFINITION
An order is accepted by Level 3 (for the purposes of this Installation Guarantee only) as soon as the Order Entry Specialist receives the order in Customer Implementation Management (CIM).

                             OBLIGATIONS AND CREDITS

---------------------------------------------------------------------------------------------------
                      LEVEL 3 OBLIGATION                                     CREDIT
---------------------------------------------------------------------------------------------------
                                                               -  [***]
90% CALL SUCCESS RATE (CSR)
-   CSR will be determined by Level 3 thorugh its own internal reporting procedures. The CSR will be calculated by having an automated dialing device randomly dial into the Managed
    Modem network over meet point billing trunks and calculate the number of IP sessions established vs. the number of
    failures. The formula for calculation is as follows:  (#
    Successful Attempts / Total Attempts)
-   The CSR will be calculated on a monthly basis. Credits
    will be based on the Monthly Average CSR. In the event
    that the customer reports the missed SLA within 15 days of -
    the of the last day of the previous month, the credits
    will be generated for the customer and reflected on the
    next invoice.
-   Unsuccessful call attempts caused by outages associated
    with maintenance events, customer caused outages or        NOTE:   CREDITS CANNOT EXCEED
    disruptions, the performance of Internet networks          CUSTOMER'S TOTAL MRC.
    controlled by other companies, or traffic exchange points
    which are controlled by other companies shall not be       NOTE:   CSR SLAS NOT SUPPORTED
    included in the calculation of the monthly call success    FOR ISDN.
    rate.
-   In the event that Level 3 is unable to provide service for more than 15 consecutive minutes in a given day (a
    "Catastrophic Outage"), a one- day credit will be given
    for the ports affected. The 15-minute consecutive outage
    will be measured from the time that Level 3 Customer
    Service is contacted, a trouble ticket is established, and the time the service has been reestablished.  No more than one daily credit will be given regardless of the outage
    time. Catastrophic Outages must be reported to Level 3
    within 10 hours of occurrence to receive credit.
---------------------------------------------------------------------------------------------------


(page 1 of 1)

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.